UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 26, 2005

                             HPL TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)

                                    000-32967
                            (Commission File Number)

                           Delaware 77-0550714 (State
                        or other jurisdiction of (I.R.S.
                          Employer Identification No.)
                                 incorporation)


                          2033 Gateway Place, Suite 400
                           San Jose, California 95110
             (Address of principal executive offices, with zip code)

                                 (408) 437-1466
              (Registrant's telephone number, including area code)



     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01         Other Events.

On September 26, 2005, HPL Technologies, Inc., a Delaware corporation ("HPL"), received a letter from Synopsys, Inc., a Delaware corporation ("Synopsys"), pursuant to which Synopsys indicated its interest in engaging in negotiations with HPL regarding a possible acquisition by Synopsys of HPL (the "Letter of Interest"). Pursuant to the Letter of Interest, Synopsys has indicated its interest in acquiring, by means of a merger of a wholly-owned subsidiary of Synopsys into HPL, all outstanding capital stock of HPL at a price of approximately $0.30 per share, payable in cash, with no assumption of HPL's stock options. Synopsys' execution of a merger agreement would be subject to the satisfactory completion of its due diligence investigation relating to HPL and the approval of the merger agreement by both parties. There can be no assurance that the parties will enter into a definitive agreement providing for the possible acquisition. Even if the parties enter into a definitive greement providing for the possible acquisition, there can be no assurance that the possible acquisition will be completed. The foregoing summary description of the Letter of Interest is qualified in its entirety by the complete text of the Letter of Interest, a copy of which is attached to this Current Report on Form 8-K as Exhibit 99.1.

In connection with the Letter of Interest, HPL also entered into an exclusivity agreement with Synopsys providing for a seven-day exclusive negotiation period with Synopsys in connection with the possible acquisition. The foregoing summary description of the exclusivity agreement is qualified in its entirety by the complete text of the exclusivity agreement, a copy of which is attached to this Current Report on Form 8-K as Exhibit 99.2.


Item 9.01         Financial Statements and Exhibits.

(c) Exhibits.

99.1     Letter from Synopsys, Inc. dated September 26, 2005.
99.2     Exclusivity agreement with Synopsys, Inc. dated September 26, 2005.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          HPL TECHNOLOGIES, INC.



Date:  September 27, 2005         By:    /s/ Michael P. Scarpelli
                                 ---------------------------------------------

                                            Michael P. Scarpelli
                                            Chief Financial Officer and
                                            Senior VP of Administration

                                  EXHIBIT INDEX


Exhibit No. Description
99.1        Letter from Synopsys dated September 26, 2005.
99.2        Exclusivity agreement with Synopsys, Inc. dated September 26, 2005.

                                                                  Exhibit 99.1



September 26, 2005

HPL Technologies, Inc.
2033 Gateway Place, Suite 400
San Jose, CA 95110
Attention: Cary Vandenberg

Dear Cary:

HPL Technologies, Inc. ("HPL") has advised Synopsys, Inc. ("Synopsys") that HPL wishes to engage in discussions with Synopsys regarding a possible acquisition by Synopsys of HPL (a "Possible Transaction").

Synopsys is interested in engaging in negotiations with HPL regarding a Possible Transaction on the following key terms:

o Synopsys would acquire, by means of a merger of a wholly-owned subsidiary of Synopsys into HPL (the "Merger"), all of the outstanding capital stock of HPL at a price of approximately $0.30 per share, payable in cash, with no assumption of HPL stock options;

o HPL would enter into a definitive merger agreement with Synopsys (the "Merger Agreement") providing for the Merger;

o Directors, officers and certain other stockholders of HPL would agree (contemporaneously with the execution of the Merger Agreement) to vote their HPL shares in favor of the Merger and otherwise support the Merger; and

o The Merger Agreement would include representations, warranties, covenants (including "no-shop" covenants), closing conditions and termination rights to be negotiated by HPL and Synopsys.

Before proceeding with such negotiations, Synopsys requires that HPL execute and deliver a 7-day exclusivity ("no-shop") agreement on or before September 26, 2005.

Synopsys' execution of the Merger Agreement would be subject to, among other conditions: (a) satisfactory completion by Synopsys of its "due diligence" investigation relating to, among other matters, HPL's capitalization, assets, liabilities, customers, contracts, employees, intellectual property and products, and all pending and threatened litigation and possible claims affecting HPL; and (b) approval of the Merger Agreement and all related agreements and transactions by HPL and Synopsys.

This letter is an expression of interest only, and does not set forth all of the matters upon which agreement must be reached in order for the Merger Agreement to be executed or the Possible Transaction to be consummated. The respective rights and obligations of Synopsys and HPL remain to be defined in a Merger Agreement and related documents (the terms and provisions of which will be subject to approval by HPL and Synopsys). Synopsys does not intend to be legally bound or otherwise to incur any obligations with respect to the proposed transactions until such time (if ever) as a Merger Agreement is executed and delivered. Accordingly, this document does not constitute a legally binding document and does not create any legal obligations on the part of, or any rights in favor of, HPL, its stockholders or any other party.

Sincerely,

SYNOPSYS, INC.




/s/   Randy Tinsley
-------------------

Randy Tinsley

                                                               Exhibit 99.2
Synopsys, Inc.
700 East Middlefield Road
Mountain View, CA 94043

September 26, 2005

Gentlemen:

         HPL Technologies, Inc. (the "Company") has advised Synopsys, Inc. ("Synopsys") that the Company wishes to engage in discussions with Synopsys regarding a possible transaction involving Synopsys and the Company (a "Possible Transaction"). In order to induce Synopsys to engage in a due diligence investigation of the Company's business and to engage in negotiations with the Company regarding a Possible Transaction (and in recognition of the time and effort that Synopsys may expend and the expenses that Synopsys may incur in investigating the Company's business and negotiating a Possible Transaction), the Company, intending to be legally bound, agrees as follows:

1. The Company acknowledges and agrees that, until 5:00 p.m. Pacific Time on October 3, 2005 (the "Expiration Date"), the Company will not, and will not permit any of its officers, directors, financial advisors or other Representatives (as defined in paragraph 6 below) to, directly or indirectly:

                  (a) solicit or encourage the initiation or submission of any expression of interest, inquiry, proposal or offer from any person or entity (other than Synopsys) relating to a possible Acquisition Transaction (as defined in paragraph 6 below);

                  (b) participate in any discussions or negotiations or enter into any agreement with, or provide any non-public information to, any person or entity (other than Synopsys) relating to or in connection with a possible Acquisition Transaction; or

                  (c) accept any proposal or offer from any person or entity (other than Synopsys) relating to a possible Acquisition Transaction.

The Company shall, and shall cause each of its Representatives to, immediately discontinue any ongoing discussions or negotiations (other than any ongoing discussions with Synopsys) relating to a possible Acquisition Transaction, and shall promptly (and in any event within 24 hours of receipt) provide Synopsys with notice of any expression of interest, inquiry, proposal or offer relating to a possible Acquisition Transaction that is received by the Company or by any of the Company's Representatives from any person or entity (other than Synopsys) on or prior to the Expiration Date. Such notice shall include the identity of the person or entity that submitted such expression of interest, inquiry, proposal or offer and a summary of the material terms of such expression of interest, inquiry, proposal or offer.

2. The Company acknowledges and agrees that neither this letter agreement nor any action taken in connection with this letter agreement will give rise to any obligation on the part of Synopsys (a) to engage in any due diligence investigation of the Company's business or any discussions or negotiations with the Company or (b) to pursue or enter into any transaction or relationship of any nature with the Company.

3. Notwithstanding any such disclosure made by Synopsys (it being understood that Synopsys may make such disclosures in connection with its filing of an amended Schedule 13D in connection with a Possible Transaction) or the Company in a concurrent Form 8-K, the Company shall not make or permit any disclosure to any person or entity (other than to its employees and Representatives) regarding
(a) the existence or terms of this letter agreement, (b) any due diligence investigation by Synopsys of the Company's business, (c) the existence of any discussions or potential negotiations between the Company and Synopsys or (d) the existence or terms of any potential proposal regarding a Possible Transaction, except as may be required by law, rule, regulation or court order.

4. The Company acknowledges and agrees that, in addition to all other remedies available (at law or otherwise) to Synopsys, Synopsys shall be entitled to equitable relief (including injunction and specific performance) as a remedy for any breach or threatened breach of any provision of this letter agreement. The Company further acknowledges and agrees that Synopsys shall not be required to obtain, furnish or post any bond or similar instrument in connection with or as a condition to obtaining any remedy referred to in this paragraph 4, and the Company waives any right it may have to require that Synopsys obtain, furnish or post any such bond or similar instrument. If any action, suit or proceeding relating to this letter agreement or the enforcement of any provision of this letter agreement is brought against any party hereto, the prevailing party shall be entitled to recover reasonable attorneys' fees, costs and disbursements (in addition to any other relief to which the prevailing party may be entitled).

5. This letter agreement shall be governed by and construed in accordance with the laws of the State of Delaware (without giving effect to principles of conflicts of laws). The Company: (a) irrevocably and unconditionally consents and submits to the jurisdiction of the state and federal courts located in the State of Delaware for purposes of any action, suit or proceeding arising out of or relating to this letter agreement; (b) agrees that service of any process, summons, notice or document by U.S. mail addressed to the Company at the address set forth at the beginning of this letter agreement shall be deemed to constitute effective service thereof for purposes of any action, suit or proceeding arising out of or relating to this letter agreement; (c) irrevocably and unconditionally waives any objection to the laying of venue of any action, suit or proceeding arising out of or relating to this letter agreement in any state or federal court located in the State of Delaware; and (d) irrevocably and unconditionally waives the right to plead or claim, and irrevocably and unconditionally agrees not to plead or claim, that any action, suit or proceeding arising out of or relating to this letter agreement that is brought in any state or federal court located in the State of Delaware has been brought in an inconvenient forum. Each of the parties to this letter agreement irrevocably waives any and all rights to trial by jury in any legal proceeding arising out of or related to this letter agreement.

6. For purposes of this letter agreement:

                  (a) The Company's "Representatives" shall include each person or entity that is or becomes: (i) a subsidiary of the Company; or (ii) an officer, director, employee, attorney, advisor, accountant, agent or representative of (A) the Company, (B) any of the Company's subsidiaries or (C) any of the Company's officers, directors, employees, attorneys, advisors, accountants, agents or representatives.

                  (b) "Acquisition Transaction" shall mean any transaction
                       involving:

                           (i) the sale, license, disposition or acquisition of
                  any assets that collectively represent at least 10% of the value of, or 10% of the revenues generated by, the assets of the Company and its subsidiaries, taken as a whole, at March 31, 2005 or during the fiscal year then ended, as applicable;

                           (ii) the issuance, grant, disposition or acquisition
                  of (A) any capital stock or other equity security of the Company or any direct or indirect subsidiary of the Company,
                  (B) any option, call, warrant or right (whether or not immediately exercisable) to acquire any capital stock or other equity security of the Company or any direct or indirect subsidiary of the Company, or (C) any security, instrument or obligation that is or may become convertible into or exchangeable for any capital stock or other equity security of the Company or any direct or indirect subsidiary of the Company; or

                           (iii) any merger, consolidation, business
                  combination, share exchange, reorganization or similar transaction involving the Company or any direct or indirect subsidiary of the Company;

provided, however, that the following will not be deemed to be an "Acquisition Transaction:" (A) the grant of stock options by the Company to its employees in the ordinary course of business if such grant is made pursuant to the Company's existing stock option plans; (B) the issuance of stock by the Company to its employees upon the exercise of options issued pursuant to the Company's existing stock option plans; (C) the grant of a right to purchase or the issuance of the Company's common stock pursuant to the Company's employee stock purchase plan; and (D) any refinancing, renewal or extension of the Company's secured debt.

7. This letter agreement shall not modify that certain Confidentiality Agreement between the Company and Synopsys, dated April 6, 2005, or the letter agreement between the Company and Synopsys dated September 13, 2005, each of which shall remain in full force and effect.


                                                Very truly yours,

                                                HPL TECHNOLOGIES, INC.


                                               By:    /s/  Michael Scarpelli
                                               -----------------------------

                                                      Michael Scarpelli
                                                            CFO
Received and Agreed to by:

SYNOPSYS, INC.

By:   /s/   Randy Tinsley
-------------------------